UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2018

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Pike Street Suite 2000

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 20, 2018 (the “Effective Date”), the Compensation Committee of Marchex, Inc. (“Marchex”) approved target cash bonus compensation under the Marchex Amended & Restated Annual Incentive Plan for the 2019 fiscal year based upon the achievement of revenue (new revenue and total revenue) and adjusted OIBA targets. The initial executive officer participants for the 2019 fiscal year are Michael Arends and Russell Horowitz.  If all targets are met at the highest threshold, the maximum aggregate bonus pool is $656,094. The target bonus payout percentages shall be 25 to 175% based on the performance target category and shall be based on achieving specified revenue (new revenue and total revenue) and adjusted OIBA targets for the 2019 fiscal year with each target category weighted 33 1/3%.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

The Board of Directors of Marchex appointed Ethan Caldwell (“Caldwell”) as Chief of Staff reporting into Marchex’s Executive Director effective December 21, 2018.  Caldwell previously served as Marchex’s Chief Administrative Officer, as a member of Marchex’s Office of the CEO, and as Marchex’s Principal Executive Officer (“PEO”) for SEC reporting purposes.  Subsequent to Caldwell’s role change, he will no longer be a Section 16 officer or executive officer of Marchex.

In connection therewith, Michael Arends (“Arends”), Marchex’s Chief Financial Officer and Principal Accounting Officer, was designated as Marchex’s PEO for SEC reporting purposes effective immediately.  There are no family relationships between Arends and any director or executive officer of Marchex.  Arends has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and no current changes were made to Arends’ compensation arrangements upon such designation as PEO.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marchex has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCHEX, INC.

Date: December 21, 2018	By:	/s/ RUSSELL HOROWITZ
	Name:	Russell Horowitz
	Title:	Executive Director and member of the Office of the CEO